               SCHEDULE 14A INFORMATION
                    (RULE 14a-101)
        INFORMATION REQUIRED IN PROXY STATEMENT

               SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
       EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant  [x]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement    [  ]  Confidential, for Use
[x]  Definitive Proxy Statement           of the Commission
Only
[ ]  Definitive Additional Materials      (as permitted by Rule
[ ]  Soliciting Material Pursuant to      14a-6(e)(2))
     Rule 14a-11(c) or Rule 14a-12

                    NORTHFIELD BANCORP, INC.
----------------------------------------------------------------
       (Name of Registrant as Specified in its Charter)

----------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the
                         Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules
     14a-6(i)(1) and 0-11.

     1. Title of each class of securities to which transaction
          applies:

          -----------------------------------------------------
-

     2. Aggregate number of securities to which transaction applies:

          -----------------------------------------------------
-

     3. Per unit price or other underlying value of trans-action computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          -----------------------------------------------------
-

     4.   Proposed maximum aggregate value of transaction:

          -----------------------------------------------------
-

     5.   Total fee paid:

          -----------------------------------------------------
-
[ ]  Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the
     previous filing by registration statement number, or the form or schedule and the date of its filing.

     1.   Amount previously paid:

          -----------------------------------------------------
-
     2.   Form, Schedule or Registration Statement no.:

          -----------------------------------------------------
-


     3    Filing Party:

          -----------------------------------------------------
-

     4.   Date Filed:

          -----------------------------------------------------
-

                      NORTHFIELD BANCORP, INC.
                         8005 HARFORD ROAD
                      BALTIMORE, MARYLAND 21234










                         April 9, 1999






Dear Fellow Stockholder:

     You are cordially invited to attend the first Annual
Meeting of Stockholders of Northfield Bancorp, Inc. to be held at our executive offices, 8005 Harford Road, Baltimore, Maryland on Wednesday, May 12, 1999 at 9:00 a.m., local time.
Your Board of Directors and management look forward to personally greeting those stockholders able to attend.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the
Company. Directors and officers of the Company will be present to respond to any questions the stockholders may have.

     WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting. On behalf of your Board of Directors, thank you for your interest and support.

                             Sincerely,

                             /s/ G. Ronald Jobson

                             G. Ronald Jobson
                             President & Chief Executive
Officer

----------------------------------------------------------------
                     NORTHFIELD BANCORP, INC.
                       8005 HARFORD ROAD
                   BALTIMORE, MARYLAND 21234
                        (410) 665-7900
----------------------------------------------------------------
             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON MAY 12, 1999
----------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stock-olders (the "Meeting") of Northfield Bancorp, Inc. (the "Company"), will be held at the Company's executive offices, 8005 Harford Road, Baltimore, Maryland 21234 at 9:00 a.m. on Wednesday, May 12, 1999.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

          1.   The election of two directors of the Company;
and

          2. The transaction of such other matters as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on March 31, 1999, are the stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                              BY ORDER OF THE BOARD OF
DIRECTORS

                              /s/ J. Thomas Hoffman

                              J. THOMAS HOFFMAN
                              SECRETARY
Baltimore, Maryland
April 9, 1999

_______________________________________________________________
_
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A
QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. PLEASE ACT PROMPTLY.
_______________________________________________________________
_

----------------------------------------------------------------
                        PROXY STATEMENT
                              OF
                     NORTHFIELD BANCORP, INC.
                        8005 HARFORD ROAD
                    BALTIMORE, MARYLAND  21234
----------------------------------------------------------------
                 ANNUAL MEETING OF STOCKHOLDERS
                           May 12, 1999
----------------------------------------------------------------

----------------------------------------------------------------
                           GENERAL
----------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Northfield Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Company's executive offices, 8005 Harford Road, Baltimore, Maryland on Wednesday, May 12, 1999, at 9:00 a.m., local time. The accompanying notice of meeting and this Proxy Statement are being first mailed to stockholders on or about April 9, 1999.

----------------------------------------------------------------
                  VOTING AND REVOCABILITY OF PROXIES
----------------------------------------------------------------

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company, at the address shown above, by filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting or by attending the Meeting and voting in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR SET FORTH BELOW AND IN FAVOR OF EACH OF THE OTHER PROPOSALS SET FORTH IN THIS PROXY STATEMENT TO BE CONSIDERED AT THE MEETING. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve and matters incident to the conduct of the Meeting. Proxies marked as abstentions and shares held in street name which have been designated by brokers on proxies as not voted, will not be counted as votes cast. Proxies marked as absten-tions or as broker non-votes will, however, be treated as shares present for purposes of determining whether a quorum is present.

----------------------------------------------------------------
          VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
----------------------------------------------------------------

     The securities entitled to notice of and to vote at the Meeting consist of the Company's common stock, par value $.01 per share (the "Common Stock"). Stockholders of record as of the close of business on March 31, 1999 (the "Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Record Date, there were 475,442 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Meeting.

     Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") with the Company and the Securities and Exchange Commission ("SEC"). Based on such reports (and certain other written information received by the Company), management knows of no persons other than those set forth below who owned more than 5% of the outstanding shares of Common Stock as of the Record Date. The following table sets forth, as of the Record Date, certain information as to those persons who were the beneficial owners of more than five percent (5%) of the

Company's outstanding shares of Common Stock and the shares of Common Stock beneficially owned by all executive officers and directors of the Company as a group.

                                       AMOUNT AND        PERCENT OF
                                        NATURE OF         SHARES OF
NAME AND ADDRESS                       BENEFICIAL       COMMON
STOCK
OF BENEFICIAL OWNER                    OWNERSHIP(1)
OUTSTANDING
-------------------                    ------------    ------------
--
Northfield Bancorp, Inc.                 35,841 (2)        7.54%
Employee Stock Ownership Plan ("ESOP")
8005 Harford Road
Baltimore, Maryland  21234

John W. Spence                           36,272 (3)        7.63%
Spence Limited, L.P.
4712 Clendenin Road
Nashville, Tennessee  37220

All Executive Officers and Directors     73,238 (4)       15.41%
 as a Group (9 persons)

__________
(1) For purposes of this table, a person is deemed to be the beneficial owner of any shares of Common Stock if he or she has
     or shares voting or investment power with respect to such
Common       Stock or has a right to acquire beneficial ownership
at any time
     within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is
     direct, and the named persons exercise sole voting and invest-ment power over the shares of the Common Stock.
(2) These shares are held in a suspense account for future alloca-tion among participating employees as the loan used to purchase
     the shares is repaid. The trustees of the ESOP, currently Directors Hoffman, Lawrence and Rush, vote all allocated shares
     in accordance with instructions of the participants. Unallo-cated shares and shares for which no instructions have been received generally are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, as directed by the Company's Board of Directors. As of the Record Date, 2,194 shares had been allocated.
(3) Based on a Schedule 13G filed in January 1999, John W. Spence and Spence Limited, L.P. have shared voting and investment power
     over the reported shares.
(4) Includes 1,113 shares which have been allocated to the accounts of executive officers in the ESOP. Does not include 35,841 unallocated shares held by the ESOP. Excludes 13,465 shares allocated to participant accounts held by a trust formed under the Northfield Federal Savings Deferred Compensation Plan ("Deferred Compensation Plan") over which shares the Company's full Board of Directors has voting power.


----------------------------------------------------------------
                 PROPOSAL I -- ELECTION OF DIRECTORS
---------------------------------------------------------------
-

    The Company's Board of Directors is composed of six members. The Company's Articles of Incorporation require that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three-year period, with approximately one-third of the directors elected each year. The Board of Directors has nominated E. Thomas Lawrence, Jr. and David G. Rittenhouse to serve as directors for a three-year period.

    If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

    Under the Company's Bylaws, directors shall be elected by a plurality of the votes of the shares present in person or by proxy at the Meeting. Votes which are not cast at the Meeting, either because of abstentions or broker non-votes, are not considered in determining the number of votes which have been cast for or against the election of a nominee.

    Unless otherwise specified on the proxy, it is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees.

    The following table sets forth the names of the Board's nominees for election as director of the Company and of those directors who will continue to serve as such after the Meeting. Also set forth is certain other information with respect to each person's age, the year he first became a director of the Company's wholly owned subsidiary, Northfield Federal Savings Bank (the "Bank"), the expiration of his term as a director and the number and percentage of shares of the Common Stock beneficially owned. All of the individuals were initially appointed as director of the Company in March 1998 in connection with the Company's incorporation.

                                                                               SHARES OF
                                                   YEAR FIRST                COMMON STOCK
                                                   ELECTED AS     CURRENT    BENEFICIALLY           PERCENT
                                  AGE AT            DIRECTOR       TERM TO    OWNED AT THE            OF
NAME                        DECEMBER 31, 1998      OF THE BANK     EXPIRE    RECORD DATE (1)        CLASS
----                        ------------------     -----------    -------    ----------------      --------

                                    BOARD NOMINEES FOR TERMS TO EXPIRE IN 2002



E. Thomas Lawrence, Jr.          44                   1994          2002         6,300              1.33%

David G. Rittenhouse             82                   1974          2002        12,500              2.63%

                                            DIRECTORS CONTINUING IN OFFICE

Gary R. Bozel                    41                   1985          2001        12,500             2.63%

William R. Rush                  42                   1983          2001        12,500             2.63%

G. Ronald Jobson                 62                   1994          2000        13,082 (2)         2.76%

J. Thomas Hoffman                51                   1983          2000        12,500             2.63%

------------
(1)  Includes stock held in joint tenancy; stock owned as tenants in common; stock owned or held by a spouse or other member of the individual's household; stock allocated through certain employee benefit plans of the Company; stock in which the individual either has or shares voting and/or investment power and shares which the individual has the right to acquire at any time within 60 days of the
     Record Date.  Each person or relative of such person whose shares are included herein exercises sole or shared voting and dispositive power as to the shares reported.  Does not include shares with respect to which Directors Hoffman,
     Lawrence and Rush have "voting power" by virtue of their positions as trustees
of       the trust holding 35,841 unallocated shares under the Company's ESOP.  The
ESOP
     trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participants.  Unallocated shares and allocated shares for which no timely direction is received are voted by the ESOP trustees in propor-
     tion to the participant-directed voting of allocated shares.  Excludes 13,465 shares allocated to participant accounts held by the Deferred Compensation Plan trust over which shares the Company's full Board of Directors has voting power.
(2)  Includes 557 shares which have been allocated to the account of Mr. Jobson in the
     ESOP.


     The principal occupation of each director of the Company for the last five years is set forth below.

     E. THOMAS LAWRENCE, JR. is a painting contractor with Preferred Painting & Wall Covering Services, Inc., located in Fallston, Maryland. From 1972 to July 1995 he was Vice President of Painting Services, Inc. in Baltimore, Maryland.

     DAVID G. RITTENHOUSE is the chief executive officer of the Rittenhouse Fuel Company, a heating oil, heat and air conditioning servicer located in Baltimore, Maryland.

     GARY R. BOZEL is a self-employed certified public accountant practicing in Towson, Maryland. He has served as the Company's Chairman of the Board since March 1998 and as the Bank's Chairman of the Board since 1996. He also served as the Bank's President from 1993 to 1996. He is a member of the board of directors and finance committee of the Towson Golf and Country Club.

     WILLIAM R. RUSH is a teacher and director of summer programs at the McDonogh School. Prior to 1997, Mr. Rush was a real estate appraiser and owner of a bar and restaurant in Parkville, Maryland. He is a member of the Maryland
Association of Physical Education, Health, Recreation & Dance, the Maryland State Youth Soccer Association and Senior
Olympics.

     G. RONALD JOBSON has been the Company's President and Chief Executive Officer since its incorporation in March 1998 and the Bank's President and Chief Executive Officer since 1996.
From 1984 to that time, he served as the Bank's Executive Vice President and Chief Executive Officer. He is active with the Country Club of Maryland and Parkville American Legion Post 184.

     J. THOMAS HOFFMAN serves as the Bank's and the Company's Secretary and is a self-employed sales consultant of financial products in Towson, Maryland. Mr. Hoffman is also a registered representative with John Hancock Financial Distributors Services, Inc. and is a member of the Parkville Optimist Club and Towson Business Association.


----------------------------------------------------------------
       MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
----------------------------------------------------------------

     The Board of Directors conducts its business through meetings of the Board and through activities of its committees. During the year ended December 31, 1998, the Board of Directors held 24 regular meetings and seven special meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees on which such director served during the year ended December 31, 1998.

     The Company's Nominating Committee consists of the entire Board of Directors. The Board met once in this capacity during fiscal 1998. While the Board will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Company's stockholders for nominees, nor subject to the procedural requirements set forth in the Corporation's Articles of Incorporation and Bylaws, established any procedures for this purpose.

     The full Board functions as an Audit Committee, in conjunc-tion with regularly scheduled Board meetings. The Board met one time in this capacity in fiscal 1998 to examine and approve the independent auditor's report.

     The full Board serves as the Compensation Committee to review the performance of the Bank's officers. The Board met once in this capacity in fiscal 1998.

----------------------------------------------------------------
                    DIRECTORS' COMPENSATION
----------------------------------------------------------------

     The Company's Board of Directors meets twice per month. Each director is paid an annual fee of $7,200. Total aggregate fees paid to directors, including a $4,200 year-end retainer paid to each director, for the year ended December 31, 1998 were $69,150.

     DEFERRED COMPENSATION PLAN. The Bank adopted the Northfield Federal Savings Deferred Compensation Plan, effective December 24, 1997 for the Bank's directors and select executive officers. Under the plan, before each calendar year begins, each non-employee director may elect to defer receipt of all or part of his future fees and any other participant may elect to defer receipt of up to 25% of his salary or 100% of his bonus compensation for the year. Deferred amounts are credited at the end of the calendar year to bookkeeping accounts in the name of each participant. Upon implementation of the plan, each director's account was credited with the product of
$2,500
and the director's full years of service as a director, up to 10 years and the Bank recognized compensation expense totaling $115,000 to provide for participants' initial account balances. Until distributed in accordance with the terms of the plan, each participant's account will be credited with a rate of return equal to the highest rate of interest paid on the Bank's one-year certificates of deposit. Beginning in November 1998, each participant may prospectively elect to have his account credited with either the highest return paid by the Bank on its one-year certificates of deposit or the total return on the Common Stock.

     Participants are fully vested in their accounts at all times. Each participant may elect to receive plan benefits in a lump sum or in equal annual payments over a period of years designated by the participant. In the absence of an election the participant will receive payments in five substantially equal installments. In the event of a participant's death, the balance of his plan account will be paid in a lump sum (unless the participant elects to continue the previously designated distribution method) to his designated beneficiary, or if none, his estate.

     The Bank has established a trust in order to hold assets with which to pay plan benefits to participants. Trust assets are subject to claims of general creditors. In the event a participant prevails over the Bank in a legal dispute as to the terms or interpretation of the plan, he would be reimbursed for his legal and other expenses. In 1998, each of the accounts of Messrs. Bozel, Jobson, Lawrence, Rittenhouse and Rush were credited with $11,400 and the account of Mr. Hoffman was credited with $12,150.


----------------------------------------------------------------
                      EXECUTIVE COMPENSATION
----------------------------------------------------------------

     SUMMARY COMPENSATION TABLE. The following table sets forth the cash and non-cash compensation awarded to or earned by the Chief Executive Officer of the Company and the Bank. No other employee earned in excess of $100,000 for the year ended December 31, 1998.




                                         ANNUAL COMPENSATION
                               --------------------------------------
                                                      OTHER ANNUAL      ALL OTHER
NAME                   YEAR    SALARY       BONUS    COMPENSATION (1)  COMPENSATION
----                   ----    ------       -----    ----------------  ------------
G. Ronald Jobson       1998   $ 67,200      $ 6,000     $ 11,400        $ 3,345  (2)
                       1997   $ 58,000      $ 8,000     $ 11,400        $ 6,515  (3)

__________
(1)   Consists of director fees.
(2)   Consists of country club fees.
(3)   Consists of 401-k Plan contribution ($3,300) and country club fees ($3,215).


    EMPLOYMENT AGREEMENT. The Bank has entered into an employ-ment agreement with its President, G. Ronald Jobson. Mr. Jobson's base salary under the employment agreement is $75,000. The employment agreement has a term of 12 months. The agreement is terminable by the Bank for "just cause" as defined in the agreement. If the Bank terminates Mr. Jobson without just cause, if the Bank determines not to renew Mr. Jobson's term of employment without just cause or if Mr. Jobson terminates his employment for "good reason", Mr. Jobson will be entitled to a continuation of his salary for a period of 12 months following the date of termination. The employment agreement also contains a provision stating that in the event of the termination of employment in connection with any change in control of the Company or the Bank within the first 12 months of the agreement, Mr. Jobson will be paid a lump sum amount equal to his base salary for the remainder of the 12 month period and 1.99 times his base salary for a 12 month period. If the termination in connection with a change in control occurs between the first and second years of the agreement (if the agreement is renewed by the Board of Directors past the initial term), Mr. Jobson will be paid a lump sum equal to his base salary for the remainder of the 12 month period and .99 times his base salary for a 12 month period. The maximum amount that Mr. Jobson could currently receive is $224,250. The agreement may be renewed annually by the Board of Directors upon a determination of satisfactory performance within the Board's sole discretion. If Mr. Jobson shall become disabled during the term of the agree-ment, he shall continue to receive payment of 100% of the base salary and benefits through the date of termination. Such pay-ments shall not be reduced by any other benefit payments made under other disability program in effect for the Bank's employees. If Mr. Jobson's employment terminates, he will be entitled to purchase from the Bank family medical insurance through any group health plan maintained by the Bank, until he becomes eligible to participate in Medicare.


----------------------------------------------------------------
                 TRANSACTIONS WITH MANAGEMENT
----------------------------------------------------------------

    During the year ended December 31, 1998, certain of the Company's officers and directors had loans from the Bank totaling approximately $378,000, or .07% of the Company's stockholders' equity at that date. All of such loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.


----------------------------------------------------------------
              RELATIONSHIP WITH INDEPENDENT AUDITORS
----------------------------------------------------------------

    Anderson Associates, LLP was the Company's independent certified public accountants for the 1998 fiscal year. The Board of Directors presently intends to renew the Company's arrangement with Anderson Associates, LLP to be its independent certified public accountants for the fiscal year ending December 31, 1999. A representative of Anderson Associates, LLP is expected to be present at the Meeting to respond to appropriate questions.






----------------------------------------------------------------
     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
----------------------------------------------------------------

    Pursuant to regulations promulgated under the Exchange Act, the Company's officers, directors and persons who own more than ten percent (10%) of the outstanding Common Stock are required to file reports detailing their ownership and changes of ownership in such Common Stock and to furnish the Company with copies of all such reports. Based on the Company's review of such reports, which the Company received during the last fiscal year, or written representations from such persons that no annual report of change in beneficial ownership was required, the Company believes that, during the last fiscal year, all persons subject to such reporting requirements have complied with the reporting requirements.

----------------------------------------------------------------
                          OTHER MATTERS
----------------------------------------------------------------

    The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should pro perly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of the Board of Directors.


----------------------------------------------------------------
                         MISCELLANEOUS
----------------------------------------------------------------

    The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

    The Company's Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation materials or as having been incorporated herein by reference.


----------------------------------------------------------------
                      STOCKHOLDER PROPOSALS
----------------------------------------------------------------

    It is expected that the Company's 2000 Annual Meeting of Stockholders will be held in May 2000. In order to be eligible to be considered for inclusion in the Company's proxy materials for such Annual Meeting, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 8005 Harford Road, Baltimore, Maryland 21234, no later than December 5, 1999. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

    Stockholder proposals to be considered at such Annual Meeting, other than those submitted pursuant to the Exchange Act, must be stated in writing, delivered or mailed to the Secretary of the Company at the address stated above, not less than thirty days nor more than sixty days prior to the date of the Annual Meeting. If less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders.

                              BY ORDER OF THE BOARD OF
DIRECTORS

                              /s/ J. Thomas Hoffman

                              J. THOMAS HOFFMAN
                              SECRETARY

Baltimore, Maryland
April 9, 1999



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                         FORM 10-KSB
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    A COPY OF THE COMPANY'S FORM 10-KSB FOR THE FISCAL YEAR
ENDED DECEMBER 31, 1998 AS FILED WITH THE SECURITIES AND
EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO
STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE
PRESIDENT, NORTHFIELD BANCORP, INC., 8005 HARFORD ROAD,
BALTIMORE, MARYLAND 21234.
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

                        REVOCABLE PROXY
                   NORTHFIELD BANCORP, INC.
                     BALTIMORE, MARYLAND

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                ANNUAL MEETING OF STOCKHOLDERS
                         MAY 12, 1999
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     The undersigned hereby appoints the full Board of
Directors with full powers of substitution, to act as proxies for the undersigned, to vote all shares of common stock of Northfield Bancorp, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Company's executive offices, 8005 Harford Road, Baltimore, Maryland on Wednesday, May 12, 1999 at 9:00 a.m., local time, and at any and all adjournments thereof, as follows:

                                                         VOTE
                                              FOR      WITHHELD


      1.   The election as directors of
           all nominees listed below
           (except as marked to the
           contrary below).

           E. Thomas Lawrence, Jr.
           David G. Rittenhouse               [   ]       [   ]


           INSTRUCTION:  To withhold your
           vote for the nominee, insert
           his name on the line provided
           below.

           -----------------------------

       The Board of Directors recommends a vote "FOR" the above-listed propositions.


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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS
ARE
SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR LISTED ABOVE AND FOR THE OTHER PROPOSITIONS LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.
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         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


    Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

    The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated April 9, 1999 and an
Annual Report.

Dated: _____________________, 1999



__________________________            _________________________
PRINT NAME OF STOCKHOLDER             PRINT NAME OF STOCKHOLDER


_________________________             _________________________
SIGNATURE OF STOCKHOLDER              SIGNATURE OF STOCKHOLDER



Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



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PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
ENCLOSED POSTAGE-PREPAID ENVELOPE.
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